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                                     LEASE

        THIS INDENTURE, made this 18th day of DECEMBER, 1992, by and between CHARLES C. AND ELLEN C. FRANCE REVOCABLE TRUST, hereinafter, whether singular or plural, masculine, feminine, or neuter, designated as "Lessor," which expression shall include Lessor's heirs, personal representatives, assigns, and successors in interest, and RHOMED INCORPORATED, a New Mexico Corporation, hereinafter, whether singular or plural, masculine, feminine, or neuter, designated as "Lessee," which expression shall include all Lessees, jointly and severally, and shall include Lessee's heirs, personal representatives, assigns, and successors in interest,
WITNESSETH:

I. DEMISE OF PREMISES.
        Lessor, for and in consideration of the covenants and agreements herein contained to be kept and performed by Lessee, Lessee's heirs, personal representatives, assigns, and successors in interest, and upon the terms and conditions herein contained, does hereby let, lease, and demise to Lessee the following-described premises situated in Albuquerque in the County of Bernalillo, State of New Mexico, to wit: 4255 and 4261 Balloon Park Road, N.E.

II. TERM OF LEASE.
        The term of this Lease shall be for a period of three (3) years, beginning on the 1st day of July, 1993, and ending on the 30th day of June, 1996.

III. RENT.
        Lessee, for and in consideration of this Lease and the demise of the said premises by Lessor to Lessee, hereby agrees and covenants with Lessor to pay as rent for the said premises, without notice or demand, the sum of One Hundred Thirty Three Thousand Fifty Six and no/100 Dollars ($133,056.00) in the following manner, to wit:

$3,696.00 per month payable on the first of every month without demand or offset. In the event that said rent is not received on or before the 15th day of the month, a 2% late charge shall be assessed on the outstanding balance.

All of the rent shall be paid by Lessee to Lessor or Lessor's order in lawful money of the United States at 6204 Osuna, NE, Albuquerque, NM 87109 or at such other place as Lessor may designate from time to time for this purpose.

IV. USE OF PREMISES.
        Lessee, for and in consideration of this Lease and the demise of the said premises by Lessor to Lessee, hereby agrees and covenants with Lessor to use and occupy the said premises for the purpose of maintaining Lessee's current bio-medical research business and related items, and for no other purpose without first obtaining the written consent of Lessor therefor; the Lessee shall not use or occupy or permit the demised premises to be used or occupied, or do or permit anything to be done in or on the demised premises, in a manner which will make void or voidable any insurance then in force with respect thereto, or which will make it impossible to obtain fire or other insurance required to be furnished hereunder, or which will cause or be likely to cause structural damage to the demised premises or any portion thereof, or which will constitute a public or private nuisance. Further, the Lessee shall not use or occupy or permit the demised premises to be used or occupied for any business, purpose, or use deemed disreputable or extra-hazardous, or for any purpose or in any manner which is in violation of any present or future municipal, state and federal ordinances, laws, rules and regulations.
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V. CONDITION OF PREMISES AND REPAIRS.
        Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessee has examined the said premises prior to the execution hereof, knows the condition thereof, and acknowledges that Lessee has received the said demised premises in good order and condition, and that no representation or warranty as to the condition or repair of the said premises has been made by Lessor, and, at the expiration of the term of this Lease, or any renewal or extension thereof, Lessee will yield up peaceably the said premises to Lessor in as good order and condition as when the same were entered upon by Lessee, loss by fire or inevitable accident, damage by the elements, and reasonable use and wear expected; that Lessee will keep, at Lessee's own expense, the said premises in good order and repair during the term of this Lease, or any extension or renewal thereof, and will repair and replace promptly, at Lessee's own expense, any and all damage, including, but not limited to, damage to roof, walls, floors and foundations, heating and cooling units, plumbing, glass, sidewalks, and all other appurtenances, that may occur from time to time; that Lessee hereby waives any and all right to have such repairs or replacements made by Lessor or at Lessor's expense; and that, if Lessee fails to make such repairs and replacements promptly, or, if such repairs and replacements have not been made within fifteen (15) days after the occurence of damage, Lessor may, at Lessor's option, make such repairs and replacements, and Lessee hereby agrees and covenants to repay the cost thereof to Lessor on demand.
VI. LIABILITY OF LESSOR.
        Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessor shall not be liable for any damage to persons or property arising from any cause whatsoever, which shall occur in any manner in or about the said premises, and Lessee hereby agrees to indemnify and save harmless Lessor form any and all claims and liability for damage to persons or property arising from any cause whatsoever, which shall occur in any manner in or about the said premises. Further, Lessee hereby agrees and covenants with Lessor that Lessor shall not be liable for any damage to the said demised premises, or to any part thereof, or to any property or effects therein or thereon, caused by leakage from the roof of said premises or by bursting, leakage, or overflowing of any waste pipes, water pipes, tanks drains, or stationary washstands, or by reason of any damage whatsoever caused by water from any source whatsoever, and Lessee hereby agrees and covenants to indemnify and save harmless Lessor from any and all claims and liability for any damage to the said demised premises, or to any part thereof, or to any property or effects therein or thereon.
VII. REQUIREMENTS OF PUBLIC AUTHORITY
        Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that during the term of this Lease, lessee shall, at its own cost and expense, promptly observe and comply with all present and future municipal, state, and federal ordinances, laws, rules, and regulations affecting the demised premises or appurtenances thereto, or any part thereof, whether the same are in force and effect at the time of the commencement of the term of this Lease or may in the future be passed, enacted, or directed, and lessee shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims, and demands, including reasonable attorney's fees, that may in any manner arise out of or be imposed because of the failure of Lessee to comply with the covenants and agreements of this paragraph VII. Further, Lessee hereby agrees and covenants with Lessor that if Lessee fails to comply promptly with any present or future municipal, state, and federal ordinances, laws, rules, and regulations, or fails to comply by such time that compliance may be required by law, Lessor may, at Lessor's option, take such actions as may be necessary to comply with all present and future municipal, state, and federal ordinances, laws, rules, and regulations, and Lessee hereby agrees and covenants to repay the cost incurred by Lessor in taking such action to Lessor on demand.
VIII. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.
        Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessee shall not make, or suffer or permit to be made, any alterations, additions, or improvements whatsoever in or about the said demised premises without first obtaining the written consent of Lessor therefor; provided, however, that such consent, if given, shall be subject to the express condition that any and all alterations, additions, and improvements shall be done at Lessee's own expense and in accordance and compliance with all applicable municipal, state, and federal ordinances, laws, rules, and regulations, and that Lessee hereby covenants and agrees with Lessor that in doing and performing such work Lessee shall do and perform the same at Lessee's own expense, in conformity and compliance with all applicable municipal, state, and federal ordinances, laws, rules, and regulations, and that no liens of mechanics, materialmen, laborers, architects, artisans, contractors, sub-contractors, or any other lien of any kind whatsoever shall be created against or imposed upon the said demised premises, or any part thereof, and that Lessee shall indemnify and save harmless Lessor from any and all liability and claims for damages of every kind and nature which might be made, or from judgments rendered against Lessor or against said demised premises on account of or arising out of such alterations, additions, or improvements.





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IX. OWNERSHIP OF ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.
        Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that any and all alterations, additions, and improvements, except signs, shelving, movable furniture and equipment not affixed to the roof, walls, or floors, made at Lessee's own expense after having first obtained the written consent of Lessor therefor, in accordance with the provisions contained in Paragraph VII hereof, whether or not attached to the roof, walls, floors, foundations, or the premises in any manner whatsoever, shall immediately merge and become a permanent part of the realty, and any and all interest of the Lessee therein shall immediately vest in Lessor, and all such alterations, additions, and improvements shall remain on the said premises and shall not be removed by Lessee at the termination of this Lease. The signs, shelving, moveable furniture and equipment not affixed to the roof, walls, or floors, shall be removed by Lessee at Lessee's expense on or before the termination of the Lease, and Lessee shall repair any damage caused thereby at Lessee's own expense, such that the premises shall be in as good order and condition as when the same were entered upon by Lessee.
X. ASSIGNMENT AND SUBLETTING.
        Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that neither Lesser nor Lessee's heirs, personal representatives, assigns, or successors in interest shall assign this Lease or sublet the said demised premises, in whole or in part, without first obtaining the written consent of Lessor therefor: that no assignment of this Lease or any subletting of the said demised premises, in whole or in part, shall be valid, except by and with the written consent of Lessor first obtained; that the consent of Lessor to any such assignment or subletting shall not operate to discharge Lessee or Lessee's heirs, personal representatives, assigns, or successors in interest from their liability upon the agreements and covenants of this Lease, and Lessee, Lessee's personal representatives, assigns, and successors in interest shall remain liable for the full and complete performance of all of the terms, conditions, covenants, and agreements herein contained as principals and not as guarantors or sureties, to the same extent as though no assignment or sublease had been made; that any consent of Lessor to any such assignment or subletting shall not operate as a consent to further assignment or subletting or as a waiver of this covenant and agreement against assignment and subletting; and that following any such assignment or subletting, the assignee and/or sublettee shall be bound by all of the terms, conditions, covenants, and agreements herein contained including the covenant against assignment and subletting.
XI. UTILITY AND OTHER CHARGES.
        Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor to pay promptly all utility and other charges of whatsoever kind and nature, including charges for electrical, gas, garbage, sewage, telephone, and other services, which may be incurred in connection with Lessee's use of the said premises, and to indemnify and save harmless Lessor therefrom.
XII. LESSOR'S RIGHT OF ENTRY AND TO MAKE ALTERATIONS, ADDITIONS, AND
IMPROVEMENTS.
        Leasee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessor, Lessor's heirs, personal representatives, assigns, agents, attorneys, and successors in interest shall have the right at any time, upon reasonable notice to Lessee, to enter upon the said premises to inspect the same and to make any and all improvements, alterations, and additions of any kind whatsover upon the said premises, providing such improvements, alterations, and additions are reasonably necessary or convenient to the use to which the said premises are being put at the time, but at no time shall Lessor be compelled or required to make any improvements, alterations, or additions.
XIII. TAXES, OTHER ASSESSMENTS, AND INSURANCE.
        Lessee and Lessor hereby covenant and agree that all taxes and special and general assessments of whatsover kind and nature, extraordinary as well as ordinary, which have been or may be levied upon the said demised premises and upon any alterations, additions, and improvements thereon, shall be paid by Lessee at the time when the same become due and payable, and that all taxes and special and general assessments of whatsoever kind and nature, extraordinary as well as ordinary, which have been or may be levied upon the personal property located upon the said demised premises shall be paid by Lessee at the time when the same shall become due and payable. Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor to carry and maintain in full force and effect during the term of this Lease, and any extension or renewal thereof, at Lessee's expense, public liability insurance covering bodily injury and property damage liability, in a form and with an insurance company acceptable to Lessor, with limits of coverage of not less than $1,000,000 for each person and $1,000,000 in the aggregate for bodily injury or death liability for each accident, and $1,000,000 for property damage liability for each accident, for the benefit of both Lessor and Lessee as protection against all liability claims arising from the premises. Lessee hereby agrees and covenants with Lessor to deliver
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a copy of the insurance policy or policies to Lessor at the beginning of the term of this Lease, or as soon thereafter as practicable, and to give Lessor not less than ten (10) days' written notice informing Lessor of the expiration of any such policy. Fire and extended coverage insurance upon all buildings, alterations, and improvements upon the said premises shall be provided for as follows: Lessee, and fire and extended coverage insurance upon all of the contents and other personal property situated upon the said premises shall be provided for as follows: Lessee.

It is understood and agreed by and between the parties that a copy of each policy of fire and extended coverage insurance shall be provided to the parties hereto at the beginning of the term of this Lease, or as soon thereafter as practicable, and that the party who is responsible for paying the premiums on each policy of fire and extended coverage insurance shall give the other party not less than ten (10) days' written notice informing the other party of the expiration of any such policy.
XIV. HOLDING OVER.
        Lessee, for and in consideration of this Lease and the demise of the said premises, agrees and covenants with Lessors that no holding over by Lessee after the expiration of this Lease, or any renewal or extension thereof, whether with or without the consent of Lessor, shall operate to extend or renew this Lease, and that any such holding over shall be construed as a tenancy from month to month at the monthly rental which shall have been payable at the time immediately prior to when such holding over shall have commenced, and such tenancy shall be subject to all the terms, conditions, covenants, and agreements of this Lease.
XV. BANKRUPTCY AND CONDEMNATION.
        Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that should Lessee make an assignment for the benefit of creditors or should be adjudged a bankrupt, either by voluntary or involuntary proceedings, or if otherwise a receiver or trustee should be appointed by any court of competent jurisdiction for Lessee because of any insolvency, or any execution, attachment, replevin, or other court order should be issued against the Lessee or any of Lessee's property, whereby the demised premises or any building or buildings, or alterations, additions, or improvements thereon, shall be taken or occupied or attempted to be taken or occupied by someone other than the Lessee, the occurrence of any such event shall be deemed a breach of this Lease, and, in such event, Lessor shall have the option to forthwith terminate this Lease to re-enter the said demised premises and take possession thereof, whereupon Lessee shall quit and surrender peaceably the said demised premises to Lessor. In no event shall this Lease be deemed an asset of lessee after the assignment for the benefit of creditors, the adjudication in bankruptcy, the appointment of a receiver or trustee, or the issuance of a Writ of Execution, a Writ of Attachment, a Writ of Replevin, or other court order against Lessee or Lessee's property whereby the demised premises or any building or buildings, or alterations, additions, or improvements thereon, shall be taken or occupied or attempted to be taken or occupied by someone other than the Lessee. Further, Lessee hereby covenants and agrees with Lessor that in the event the said demised premises, or any part thereof, shall be taken for any public or quasi-public use under any statute or by right of eminent domain, this Lease shall automatically terminate, as to the part so taken, as of the date possession shall have been taken, and the rent reserved shall be adjusted so that Lessee shall be required to pay for the remainder of the term that portion of the rent reserved in the proportion that the said demised premises remaining after the taking for public or quasi-public use bears to the whole of the said demised premises before the taking for public or quasi-public use. All damages and payments resulting from the taking for public or quasi-public use of the said demised premises shall accrue to and belong to Lessor, and Lessee shall have no right to any part thereof.
XVI. DESTRUCTION.
        Lessee, for and in consideration of this Lease and the demise of the said premises, agrees and covenants with Lessor that if at any time during the term of this Lease, or any extension or renewal thereof, the said demised premises shall be totally or partially destroyed by fire, flood, earthquake, or other calamity, then Lessor shall have the option to rebuild or repair the building or buildings, and any alterations, additions, or improvements on the demised premises, in as good condition as they were immediately prior to such calamity; provided, however, that such rebuilding or repair shall be commenced within a period of thirty days after notice in writing to Lessor of such destruction or damage. In such case, a just and proportionate part of the rental herein specified shall be abated until such demised premises shall have been rebuilt and repaired. In case, however, Lessor shall within thirty days following notice in writing to him of such damage elect not to rebuild or repair said premises, Lessor shall so notify Lessee and, thereupon, this Lease shall terminate and become null and void. Moreover, in no event, shall Lessor have any duty or obligation to rebuild or repair any signs, shelving, moveable furniture, equipment not affixed to the roof, walls, or floors as a permanent part of the realty, or any other personal property owned or leased by the Lessee and used to carry out the purpose for which Lessee is leasing the demised premises.
XVII. SIGNS.
        Lessor and Lessee covenant and agree that Lessee may at Lessee's own expense erect and maintain a sign or signs to carry out the purpose for which Lessee is leasing the said demised premises; provided, however, the location, type and design of all exterior signs shall be first approved in writing by Lessor. Upon the expiration of this Lease, or any renewal or extension thereof, Lessee shall remove such sign or signs and shall repair any damage to the premises caused thereby at Lessee's own expense. Further, at any time within thirty days prior to the termination of this Lease, or any renewal or extension thereof, Lessor shall have the right to place upon any part of said demised premises any "For Rent" or "For Lease" signs that Lessor may select.




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XVIII. TERMINATION AND REMEDIES.
        It is expressly understood and agreed between the parties hereto, that if the rent above reserved, or any part thereof, shall be in arrears or unpaid on the day of payment thereon the same ought to be paid as aforesaid, or if default shall be made in any of the covenants or agreements herein contained to be kept by Lessee, Lessee's heirs, personal representatives, assigns, and successors in interest, it shall and may be lawful for the Lessor, Lessor's heirs, personal representatives, agents, attorneys, assigns, or successors in interest, at Lessor's election, to declare said term ended and to re-enter the said premises, or any part thereof, either with or without process of law, and to expel, remove, and put out the Lessee, or any other person or persons occupying the demised premises, using such force as may be necessary in so doing, and to repossess and enjoy the same premises again as in its first and former state, and to distrain for any rent that may be due thereon any property belonging to Lessee, whether or not the same be exempt from execution and distress by law, and Lessee in that case hereby waives any and all legal rights which Lessee now has or may have, to hold or retain any such property under any exemption laws now or hereafter in force in the State of New Mexico, or in any other way. It is the intent of the parties hereto to hereby recognize in Lessor, Lessor's heirs, personal representatives, assigns, or successors in interest, a valid first lien as provided by the laws of New Mexico, upon any and all goods, chattels, and other property belonging to Lessee and located in said premises, as security for the payment of said rent and fulfillment of the faithful performance of the agreements, covenants, terms, and conditions hereof as herein provided, anything hereinbefore mentioned to the contrary notwithstanding. And if at any time said term shall be ended at such election of Lessor, Lessor's heirs, pesonal representatives, assigns, or successors in interest, as aforesaid, or in any other way, Lessee, Lessee's heirs, personal representatives, assigns, or successors in interest, do hereby covenant and agree to surrender and deliver up the above-described premises and property peaceably to Lessor, Lessor's heirs, personal representatives, assigns, or successors in interest, immediately upon the termination of said term as aforesaid, and if Lessee shall remain in possession of the same ten (10) days after notice of such default, or after the termination of the Lease in any of the ways above named, Lessee shall be deemed guilty of a forcible detainer of said premises under the laws of New Mexico and shall be subject to all the conditions and provisions above named, and shall also be subject to eviction and removal forcible or otherwise, with or without process of law as above stated. Further, it is covenanted and agreed by and between the parties hereto that at any time after any such termination, the Lessor may relet the demised premises, or any part thereof, in the name of the Lessor or otherwise, for such term and on such conditions as the Lessor, in Lessor's sole and absolute discretion, may determine, and may collect and receive the rent therefor. Moreover, in the event Lessor relets the demised premises, or any part thereof, it is explicitly understood and agreed by and between the parties hereto that the term may be greater of lesser than the period which would otherwise have constituted the balance of the term of this Lease, and the conditions may include free rent or other concessions which may be reasonably required to induce another party to lease the demised premises. Notwithstanding anything herein to the contrary, the Lessor shall have no obligation hereunder to relet the demised premises, or any part thereof, and shall in no way be responsible or liable for any failure to collect any rent due upon such reletting. It is also covenanted and agreed by and between the parties hereto that no such termination of this Lease shall relieve the Lessee of its liabilities and obligations under this Lease, and such liabilities and obligations shall survive any such termination. In the event of any such termination, whether or not the demised premises, or any part thereof, shall have been relet, the total remaining balance of the rent which would be due and payable for the remainder of the term of this Lease, if this Lease were still in effect, less the net proceeds of any reletting effected pursuant to the Lessor's sole discretion, after deducting from the net proceeds all of the Lessor's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorney's fees, alteration costs, and expenses of preparation for such reletting, shall become immediately due and payable, as and for liquidated damages of the Lessee's default. Nothing herein contained, however, shall limit or prejudice the right of Lessor to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater than, equal to, or less than, the amount of the difference referred to above, and whether or not such amount shall be immediately or otherwise due and payable. Further, it is covenanted and agreed to by and between the parties hereto, that in addition to other remedies provided for in this Lease, the Lessor shall be entitled to restraint by injunction of the violation, or attempted or threatened violation, of any agreement or covenant of this Lease, or to a decree specifically
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compelling performance of any such agreement or covenant. The Lessee, the
Lessee's heirs, personal representatives, assigns, and successors in interest, hereby expressly waives, so far as permitted by law, the service of any notice of intention to re-enter provided for in any statute, or of the institution of legal proceedings to that end. Lessee, the Lessee's heirs, personal representatives, assigns, and successors in interest, also hereby expressly waives any right of redemption or re-entry or repossession or to restore the operation of this Lease in case the Lessee shall be dispossessed by a judgment or by warrant of any court or judge or in case of re-entry or repossession by the Lessor. It is further covenanted and agreed by and between the parties hereto, that the Lessee shall pay and discharge all costs, reasonable attorney's fees, and expenses incurred by Lessor, Lessor's heirs, personal representatives, assigns, or successors in interest, in enforcing the covenants of this Lease, or incurred by Lessor in pursuing any or all remedies which are or may be available hereunder or allowed at law or in equity, or incurred by Lessor in connection with reletting the demised premises.
XIX. LESSOR'S REMEDIES ARE CUMULATIVE.
        The specified remedies to which the Lessor may resort under the terms of this Lease are cumulative and and are not intended to be exclusive of any other remedies or means of redress to which the Lessor may be lawfully entitled in case of any breach or threatened breach by the Lessee of any of the agreements and covenants herein contained.
XX. WAIVERS.
        Lessee, for and in consideration of this Lease and the demise of the said premises, agrees and covenants with Lessor that the delay or omission in the enforcement of any of the agreements and covenants herein contained, or in the exercise of any of Lessor's rights hereunder, shall not affect the duty of the Lessee to thereafter faithfully fulfill and perform all of the agreements and covenants herein contained, and that the failure, neglect, or omission of Lessor to terminate this Lease for any one or more breaches of any agreements and covenants hereof, shall not be deemed a consent by Lessor of such breach and shall not impede, impair, estop, bar or prevent Lessor from thereafter terminating this Lease, either for such violation, or for prior or subsequent violations of any covenant or agreement hereof.
XXI. BINDING ON HEIRS, PERSONAL REPRESENTATIVES, ASSIGNS, AND SUCCESSORS IN INTEREST.
        It is understood and agreed by and between the parties hereto that the agreements, covenants, terms, conditions, provisions, and undertakings in this Lease, or in any extension or renewal thereof, shall extend to and be binding upon the heirs, personal representatives, assigns, and successors in interest of the respective parties hereto, as if they were in every case named and expressed, and shall be construed as covenants running with the land; and wherever reference is made to either of the parties hereto, it shall be held to and include and apply also to the heirs, personal representatives, successors, and assigns of such party, as if in each and every case so expressed.
XXII. ADDRESSES FOR NOTICES.
        Any and all notices required or permitted to be given hereunder shall be considered to have been given if in writing and delivered to the respective party designated below upon the date of such personal delivery, or upon a date three (3) days following the mailing of any such notice by certified or registered mail, return receipt requested, addressed to the respective party at the respective address set forth below, or at such other address as either party may furnish the other for this purpose by written notification delivered or mailed to the other as herein provided:
NOTICES TO LESSOR:                              NOTICES TO LESSEE:
6204 Osuna, N.E.                                4261 Balloon Park Road, N.E.
Albuquerque, NM 87109                           Albuquerque, NM 87109
XXIII. DECLARATION OF CONTRACTUAL LIABILITY.
        If there is more than one party Lessee, the covenants and agreements of the Lessee shall be joint and several obligations of each such party.
XXIV. GRAMMATICAL USAGE.
        In construing this Lease, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.
XXV. COVENANT TO EXECUTE ADDITIONAL INSTRUMENTS.
        The parties hereto hereby agree to execute and deliver any instruments in writing necessary to carry out any agreement, covenant, term, condition, or assurance in this Lease whenever an occasion shall arise and request for such instrument shall be made.
XXVI. SEVERABILITY.
        If any provision of this Lease, or any application thereof, shall be declared invalid or unenforceable by any court of competent jurisdiction, the remainder of this Lease, and any other application of such provision, shall continue in full force and effect.
XXVII. CAPTIONS.
        The section headings are for convenience of reference only and shall not otherwise affect the meaning hereof.
XXVIII. GOVERNING LAW.
        The Lease shall be governed by and construed in accordance with the laws of the State of New Mexico.
XXIX. AMENDMENTS.
        It is understood and agreed by and between the parties hereto that this Lease shall not be altered, changed, or amended except by instrument in writing executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.
CHARLES C. AND ELLEN C. FRANCE
REVOCABLE TRUST                         RHOMED INCORPORATED, a NM Corporation
- ------------------------------------    ----------------------------------------
/s/ Charles C. France                   /s/ Stephen A. Slusher
- ------------------------------------    ----------------------------------------
By: Charles C. France, Trustee          By: Stephen A. Slusher, Vice President




                                ACKNOWLEDGEMENTS

A. FOR A NATURAL PERSON ACTING IN HIS OWN RIGHT.
        STATE OF NEW MEXICO
        COUNTY OF BERNALILLO

The foregoing instrument was acknowledged before me this 18th day of December, 1992, by Charles C. France, Trustee on behalf of the Charles C. and Ellen C. France Revocable Trust
         ------------------------------------------------------
         (Names or Name of Person or Persons Acknowledging)
                                        /s/
                                        ---------------------------------------
                                        NOTARY PUBLIC
My commission expires:
        1-6-95
- ------------------------------------

E. FOR A CORPORATION OR INCORPORATED ASSOCIATION:
        STATE OF NEW MEXICO
        COUNTY OF BERNALILLO
                  --------------
The foregoing instrument was acknowledged before me this 18th day of December, 1992, by Stephen A. Slusher, Vice President, of RhoMed Incorporated, a
         ------------------  --------------     -------------------
         (Name of officer)   (Title of officer)  (Name of corporation
                                                  acknowledging)
New Mexico                        corporation, on behalf of the corporation.
- ----------------------------------
(State or County of incorporation)
                                        /s/
                                        ----------------------------------------
                                        NOTARY PUBLIC

My commission expires:
     1-6-95
- ----------------------------------
================================================================================
IMPORTANT NOTICE: IF THIS INSTRUMENTS BEING EXECUTED BY AN ATTORNEY-IN FACT FOR A NATURAL PERSON AS PRINCIPAL, OR BY A GENERAL PARTNERSHIP ACTING BY ONE OR MORE PARTNERS, OR BY A LIMITED PARTNERSHIP ACTING BY ONE OR MORE GENERAL PARTNERS, IT WILL BE NECESSARY TO APPEND THE PROPER STATUTORY FORM OF ACKNOWLEDGMENT.

                                    ADDENDUM

        This is an Addendum dated this 18th day of December, 1992, to the Lease, dated this same day by and between CHARLES C. AND ELLEN C. FRANCE REVOCABLE TRUST ("LESSOR") RHOMED INCORPORATED, a New Mexico
        Corporation ("Lessee"). The parties hereby agree as follows:

1. Paragraph II, titled "TERM OF LEASE". This new paragraph shall be added to the end of this paragraph to read as follows: "In the event that the leased premises become completely available before July 1, 1993, Lessee may, at its election, begin the lease term before July 1, 1993 on the same terms and conditions herein. In such case, all dates in the lease shall be adjusted by way of an Amendment to this lease."

        Lessor hereby grants an option to renew this lease under the same terms and conditions herein, providing that Lessee is in no way in default of any of the terms of this lease, for a term of three (3) years. The CPI increase clause shall remain in full force in the event of Lessee's election to exercise said option.

2. Paragraph III, titled "RENT". This new paragraph shall be added to the end of this paragraph to read as follows: "Lessee's rent shall be increased by the same percentage as the CPI-U.S. All Goods and Services increases annually beginning on July 1, 1994. Said increases shall also occur during the option period described herein in the event that Lessee elects to exercise its option to renew this lease. The base month for said CPI increase shall be June, 1993."

3. Paragraph VIII, titled "ALTERATIONS, ADDITIONS, AND IMPROVEMENTS". This new paragraph shall be added to the end of this paragraph to read as follows: "Lessor agrees to pay for tenant improvements for Lessee's use up to an amount of $35,000.00. Lessee shall pay a monthly amount along with their base rent to Lessor equal to Lessor's monthly payment on a loan to provide said improvement money to Lessee. In the event that Lessee should vacate the premises before said loan is paid in full, Lessee shall pay the entire outstanding amount due on the loan, including principal and interest, prior to vacating the premises to Lessor. When the exact amount of improvement money is determined to be provided by Lessor, an Amendment shall be prepared to this lease stating the amount of Lessee's monthly payment to Lessor."

4. Paragraph IV, titled "USE OF PREMISES". This paragraph is amended to provide that the premises may be used and occupied by subsidiaries and affiliates of Lessee, including HuMAb Corporation, an affiliate of Lessee.

5.      Paragraph X, titled "ASSIGNMENT AND SUBLETTING". This paragraph


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
        shall be amended to provide that this Lease may be assumed by any successor to all or substantially all of the business of Lessee, including any successor in the event Lessee agrees to consolidate or merge with any corporation, or sell all or substantially all of its assets.

6. Paragraph XVII, titled "SIGNS". This new sentence shall be amended to read as follows: "The exterior sign currently being used by Lessee, is approved by Lessor."

7. On or before July 1, 1993, the effective date of Term of Lease, as set forth in Paragraph II, Lessor shall, at its expense, reroof the premises with Rapid Roof II Metal Roofing System as bid by Techwest, Inc., or equivalent. Upon completion of the reroofing and acceptance of work by Lessee, Lessee shall thereafter be responsible for repair of and damages to the roof, as set forth in Paragraph V, Condition of Premises and Repairs.

8. On the effective date of the Term of Lease, as set forth in Paragraph II, the Lease by and between CHARLES C. AND ELLEN C. FRANCE REVOCABLE TRUST, Lessor, and RHOMED INCORPORATED, Lessee, dated January 10, 1992 and covering the premises at 4216 Balloon Park Road, NE consisting of approximately 6,366 square feet, is terminated.

        All other terms and conditions outlined in the Lease shall remain the same.

        In witness whereof, the parties hereto have hereunto set their hands the day and year first above written.

        CHARLES C. AND ELLEN C. FRANCE          RhoMed Incorporated
        REVOCABLE TRUST

        By: /s/ Charles C. France                  By: /s/ Stephen A. Slusher
           ---------------------------------       ----------------------------
             Charles C. France                         Stephen A. Slusher
             Trustee                                   Vice President



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